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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report November 25, 2003

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

Delaware                                              59-2663954

(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


2200 Old Germantown Road, Delray Beach, Florida                 33445

(Address of principal executive offices)                        (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code) Former name or former address, if changed since last report: N/A


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ITEM 5. OTHER EVENTS

         On November 25, 2003, the Board of Directors of Office Depot, Inc. (the "Registrant" and the "Corporation") adopted certain amendments to the Corporation's Shareholder's Rights Plan (the "Rights Plan"). The amendments (i) added a "chewable" redemption feature which will allow certain offers to be accepted by shareholders without interference by the Rights Plan; (ii) eliminated all provisions--sometimes referred to as "dead hand" provisions--giving only "Continuing Directors" the right to make decisions under the Rights Plan; and (iii) eliminated the provision that Staples, Inc., a Delaware corporation, and its subsidiaries, affiliates and associates, were "Exempt Persons" under the Rights Plan.

         The summary of terms of the amended and restated Shareholder Rights Plan are as follows:

                  On September 3, 1996, the Board of Directors of the Corporation authorized the issuance of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Stock"), of the Corporation. The distribution was payable to the stockholders of record at the close of business on September 16, 1996 (the "Record Date"), and with respect to all shares of Common Stock that become outstanding after the Record Date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights, the exchange of the Rights, and the expiration of the Rights (and, in certain cases, following the Distribution Date). Each Right entitles the registered holder to purchase from the Corporation one one-thousandth of a share of a Junior Participating Preferred Stock, Series A, par value $.01 per share, of the Corporation (the "Preferred Shares") at a price of $95.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, amended and restated (the "Rights Agreement"), between the Corporation and Mellon Investor Services, L.L.C., as Rights Agent (the "Rights Agent").

                  Until the earlier to occur of (i) the expiration of the Corporation's redemption rights following the date of public disclosure that a person or group other than certain exempt persons (an "Acquiring Person"), together with persons affiliated or associated with such Acquiring Person (other than those that are exempt persons), has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Stock (the "Stock Acquisition Date") or (ii) the tenth business day after the date of commencement or public disclosure of an intention to commence a tender offer or exchange offer by a person other than an exempt person if, upon consummation of the offer, such person could acquire beneficial ownership of 20% or more of the outstanding Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by Common Stock certificates and not by separate certificates. The Rights Agreement provides that, until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the Rights will be

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         transferred with and only with the Common Stock. Until the Distribution
         Date (or earlier redemption, exchange or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of the Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights) the surrender for transfer of any certificate for Common Stock, with or without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

                  The Rights will first become exercisable after the Distribution Date (unless sooner redeemed or exchanged). The Rights will expire at the close of business on September 16, 2006 (the "Expiration Date"), unless earlier redeemed or exchanged by the Corporation as described below.

                  The Purchase Price payable, and the number of Preferred Shares or other securities, cash or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend or distribution on, or a subdivision, combination or reclassification of, the Preferred Shares,
         (ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for Preferred Shares or securities convertible into Preferred Shares at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above). In addition, the Purchase Price payable and the number of Preferred Shares purchasable on exercise of a Right is subject to adjustment in the event that the Corporation should (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision or combination of the Common Stock into a different number of shares of Common Stock.

                  In the event that a person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights that are or were beneficially owned by the Acquiring Person and certain related persons and transferees (which will thereafter be void), shall thereafter have the right to receive upon exercise of such Right that number of shares of Common Stock (or other securities) having at the time of such transaction a market value of two times the exercise price of the Right. In the event that the Corporation is involved in a merger or other business combination transaction where the Corporation is not the surviving corporation or where Common Stock is changed or exchanged or in a transaction or transactions in which 50% or more of its consolidated assets or earning power are sold, proper provision shall be made so that each holder of a

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         Right (other than any Acquiring Person and certain related persons or transferees) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring corporation which at the time of such transaction would have a market value of two times the exercise price of the Right. In addition, the Corporation's Board of Directors has the option of exchanging all or part of the Rights (excluding void Rights) for an equal number of shares of Common Stock in the manner described in the Rights Agreement.

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Corporation, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

                  At any time prior to public disclosure that an Acquiring Person has become such, the Board of Directors of the Corporation may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable in cash, shares (including fractional shares) of Common Stock or any other form of consideration deemed appropriate by the Board of Directors. In addition, in the event
         (x) the Corporation receives a "Qualifying Offer", meaning an offer which (among other things) (i) is for all of the Corporation's Common Stock, (ii) consists of cash and/or marketable securities, (iii) includes a firm commitment letter from an established financial institution stating that the offeror has the money to pay any cash included in the offer, (iv) has a non-waivable condition that the offeror must own at least two-thirds of the Corporation's Common Stock after the consummation of the offer, (v) stays open for at least 60 business days and is extended in the event of a price increase or a competing offer, (vi) commits the offeror to buying all other shares of the Corporation Common Stock at a prices not less than the original offer, and (vii) if the original offer is unsuccessful, prohibits the original offeror from making another offer for the Corporation's equity securities for 6 months, unless a subsequent Qualifying Offer which is at least 10% higher than the original offer is made by an unrelated third party, and (y) the Corporation receives a Special Meeting Notice from the holders of at least 10% of the shares of Common Stock then outstanding (other than the shares of Common Stock held by the Person making the Qualifying Offer and such Person's affiliates and associates), then the Corporation's Board of Directors is required to call a special stockholder meeting the purpose of which is to allow the stockholders to vote on a resolution to redeem the Rights Agreement (a "Special Meeting").

                  In the event that the Special Meeting is not held on or prior to the sixtieth (60th) day following receipt of the Special Meeting Notice (the "Outside Date") or if, at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the

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         Board of Directors of the Corporation shall vote in favor of the redemption resolution and provided that no person or entity has become an Acquiring Person prior to the redemption date referred to below, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or such shareholder action, as the case may be, at the Redemption Price, effective as of the close of business on the tenth (10th) business day following the Outside Date (if the Special Meeting is not held on or prior to such date) or the date on which the results of the vote on the redemption resolution at the Special Meeting are certified as official, as the case may be. Immediately upon redemption of the Rights, the ability of holders to exercise the Rights will terminate and the only rights of such holders will be to receive the Redemption Price.

                  At any time prior to public disclosure that an Acquiring Person has become such, the Board of Directors of the Corporation may amend or supplement the Rights Agreement without the approval of the Rights Agent or any holder of the Rights, except for an amendment or supplement which would change the Redemption Price, provide for an earlier expiration date of the Rights or change the Purchase Price. Thereafter, the Board of Directors of the Corporation may amend or supplement the Rights Agreement without such approval only to cure ambiguity, correct or supplement any defective or inconsistent provision or change or supplement the Rights Agreement in any manner which shall not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate thereof). Immediately upon the action of the Board of Directors providing for any amendment or supplement, such amendment or supplement will be deemed effective.

                  The Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment equal to the greater of $25 per share and 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment equal to the greater of $100 per share and 1,000 times the payment made per Common Share. Each Preferred Share will have 1,000 votes per share, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share.

                  The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group other than an exempt person that attempts to acquire the Corporation on terms not approved by the Board, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors prior to the time a person or group other than an exempt person has acquired beneficial ownership of 20% or more of the Common Stock, because until such time the Rights may generally be redeemed by the Corporation at $.01 per Right.

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                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends.

         A copy of the amended and restated Rights Agreement is filed herewith as Exhibit 4. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

4 Rights Agreement, dated as of September 4, 1996, as amended and restated as of November 25, 2003, between the Corporation, as issuer and Mellon Investor Services, L.L.C., as Rights Agent, which includes as Exhibit B thereto the form of Right Certificate.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             OFFICE DEPOT, INC.


Date: November 25, 2003                      By: /s/ DAVID C. FANNIN
                                                ------------------------------
                                             David C. Fannin
                                             Executive Vice President and
                                             General Counsel





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                                  Exhibit Index


Exhibit
No.            Description
-------        -----------

4 Rights Agreement, dated as of September 4, 1996, as amended and restated as of November 25, 2003, between the Corporation, as issuer and Mellon Investor Services, L.L.C., as Rights Agent, which includes as Exhibit B thereto the form of Right Certificate.






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